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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 2000


                     WILSHIRE FINANCIAL SERVICES GROUP INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-21845             93-1223879
(State or other jurisdiction     (Commission          (IRS Employer
      of incorporation)          File Number)       Identification No.)

        1776 SW Madison, Portland, OR                          97205
   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (503) 223-5600

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Item 5.       Other Events

         On April 20, 2000, Wilshire Financial Services Group Inc. (the "Company") announced that its annual stockholders meeting will be held at 10:30 a.m. on Thursday, June 22, 2000, at the Company's offices, 1776 SW Madison, Suite 300, Portland, Oregon 97205. Only stockholders of record on the books of the Company as of the close of business on April 20, 2000 will be entitled to notice of and to vote at the annual meeting.

Item 7.       Financial Statements and Exhibits

         (c)  Exhibits.

              99. Press release dated April 20, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 21, 2000                    WILSHIRE FINANCIAL SERVICES GROUP INC.
                                        --------------------------------------
                                        Registrant

                                        /s/ Stephen P. Glennon
                                        ---------------------------
                                        Stephen P. Glennon
                                        CHIEF EXECUTIVE OFFICER

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                         INDEX TO SCHEDULES AND EXHIBITS

Exhibit Number             Description

      99                   Press Release dated April 20, 2000.